UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 1, 2007

(Date of earliest event reported)

WESTAFF, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction
of Incorporation)

000-24990	94-1266151
(Commission	(I.R.S. Employer
File Number)	Identification No.)

298 North Wiget Lane, Walnut Creek, CA 94598

(Address of Principal Executive Offices, including Zip Code)

(925) 930-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b)  under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02               Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c)           Effective August 6, 2007, Dawn M. Jaffray was appointed Senior Vice President and Chief Financial Officer of Westaff, Inc. (the “Company”) and its subsidiaries. Ms. Jaffray, age 41, previously served as the Chief Financial Officer, US at Dun & Bradstreet from December 2005 to February 2007. Prior to that, Ms. Jaffray served as Senior Vice President and Senior Finance Officer at CNA Insurance from March 1999 to November 2005. She previously served as Assistant Vice President of Financial Planning with The Dominion Insurance from March 1998 to March 1999. From April 1993 to March 1998, Ms. Jaffray served as Senior Finance Manager of Progressive Casualty Insurance Company. There are no family relationships between Ms. Jaffray and any other director, executive officer or person nominated or chosen to become a director or executive officer of the Company.

(e)           Ms. Jaffray will receive an annual base salary of $290,000.00.  In addition to her base salary, Ms. Jaffray is eligible for a performance based incentive bonus targeted at 50% of her base salary based on Company performance metrics.

The Company will reimburse Ms. Jaffray for actual and reasonable costs to transport one vehicle, to relocate her personal belongings from her home in Indio, California to the Walnut Creek, California area in an amount not to exceed $12,000.00 and actual and reasonable costs of temporary housing through October 5, 2007 (the “Relocation Costs”).

If Ms. Jaffray’s employment is terminated by the Company within the first twelve (12) months of employment without cause, the Company must pay a Severance Payment equal to six (6) months of her base salary.

The parties agreed to work in good faith to complete and execute a definitive Employment Agreement.

Effective August 1, 2007, the Company and Jeffrey A. Elias entered into a First Amendment to Employment Agreement (the “Amendment”). The Amendment provides for an increase in annualized base salary to $250,000 and a bonus of up to 50% of his base salary based on the Company’s 2007 Executive Incentive Plan.  The Amendment is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01                Financial Statements and Exhibits.

(b)         Exhibits

Exhibit No.	Description of Document
10.1	First Amendment to Employment Agreement between Westaff Support, Inc., Westaff (USA), Inc. and Westaff, Inc. and Jeffrey A. Elias

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WESTAFF, INC.
By:	/s/ Michael T. Willis
Michael T. Willis
President and Chief Executive Officer

Date:  August 7, 2007

EXHIBIT INDEX

Exhibit No.	Description of Document
10.1	First Amendment to Employment Agreement between Westaff Support, Inc., Westaff (USA), Inc. and Westaff, Inc. and Jeffrey A. Elias